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          SECURITIES AND EXCHANGE COMMISSION

              Washington, D. C. 20549

                   ------------

                     FORM 8-K

                  CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the

          Securities Exchange Act of 1934


Date of earliest event
  reported: June 2, 1994


               PROTECTIVE LIFE CORPORATION
- - - -----------------------------------------------------------

(Exact name of registrant as specified in its charter)


    Delaware           0-9924                 95-2492236
- - - -----------------------------------------------------------
   (State of      (Commission File Number)   (IRS Employer
Incorporation)                             Identification No.)


2801 Highway 280 South, Birmingham, Alabama     35223
- - - -----------------------------------------------------------
(Address  of principal executive offices)      (Zip Code)


                     (215) 879-9230
            -------------------------------
            (Registrant's telephone number)





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     Item 7. EXHIBITS. The documents listed below are filed as Exhibits with reference to the Registration Statement on Form S-3 (Registration No. 33-52831) of Protective Life Corporation ("Protective Life") and PLC Capital L.L.C. (the "Company"). The Registration Statement and the Prospectus Supplement, dated June 2, 1994, to the Prospectus, dated June 2, 1994, relate to the offering of the Company's 9% Cumulative Monthly Income
Preferred Securities, Series A (the "Series A Preferred Securities") as guaranteed by Protective Life pursuant to the Guarantee Agreement dated as of June 9, 1994, between Protective Life and the Company, a form of which has been previously filed as an Exhibit to the Registration Statement.


1(c)       Underwriting Agreement, dated June 2,
           1994 among the Company, Protective Life
           and the Representatives of the several
           Underwriters named in the respective
           Pricing Agreements described therein.

4(e)       Action, dated as of June 9, 1994,
           establishing the Series A Preferred
           Securities.

4(f)       Specimen Series A Preferred Security
           Certificate.

4(h)       Subordinated Indenture, dated as of June
           1, 1994, from Protective Life to AmSouth
           Bank N.A., as Trustee.

4(h)(1)    Supplemental Indenture No. 1, dated as
           of June 9, 1994, from Protective Life to
           AmSouth Bank N.A., as Trustee.

4(k)       Specimen Series A Subordinated
           Debenture.




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                                      SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, Protective Life Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                         PROTECTIVE LIFE CORPORATION



                                         By /s/ Jerry W. DeFoor
                                            ---------------------------
                                            Jerry W. DeFoor
                                            President and Chief
                                            Executive Officer


Dated: June 17, 1994


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                               EXHIBIT INDEX
                               --------------


EXHIBIT                                                          PAGE
- - - -------                                                          -----

1(c)       Underwriting Agreement, dated June 2,
           1994 among the Company, Protective Life
           and the Representatives of the several
           Underwriters named in the respective
           Pricing Agreements described therein.


4(e)       Action, dated as of June 9, 1994,
           establishing the Series A Preferred
           Securities.

4(f)       Specimen Series A Preferred Security
           Certificate.


4(h)       Subordinated Indenture, dated as of June 1,
           1994, from Protective Life to AmSouth
           Bank N.A., as Trustee.

4(h)(1)    Supplemental Indenture No. 1, dated as
           of June 9, 1994, from Protective Life to
           AmSouth Bank N.A., as Trustee.

4(k)       Specimen Series A Subordinated
           Debenture.